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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT

      We, the signatories of Amendment 5 to the statement on Schedule 13D filed with respect to the Common Stock of Pride International, Inc., to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) of the Securities Exchange Act of 1934.

        Dated: October 19, 2004.

                                     FIRST RESERVE FUND VII, LIMITED PARTNERSHIP

                                     By: First Reserve GP VII, L.P., its
                                             General Partner
                                         By: First Reserve Corporation,
                                              its General Partner

                                         By: /s/ Thomas R. Denison
                                             -----------------------------------
                                             Name: Thomas R. Denison
                                             Title: Managing Director

                                     FIRST RESERVE FUND VIII, L.P.

                                     By: First Reserve GP VIII, L.P., its
                                             General Partner,
                                         By: First Reserve Corporation
                                              its General Partner

                                         By: /s/ Thomas R. Denison
                                             -----------------------------------
                                             Name: Thomas R. Denison
                                             Title: Managing Director

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                                     FIRST RESERVE FUND IX, L.P.

                                     By: First Reserve GP IX, L.P., its
                                             General Partner,
                                         By: First Reserve GP IX, Inc.,
                                              its General Partner

                                     By: /s/ Thomas R. Denison
                                         ---------------------------------------
                                         Name: Thomas R. Denison
                                         Title: Managing Director

                                     FIRST RESERVE GP VII, L.P.

                                     By: First Reserve Corporation,
                                          its General Partner

                                         By: /s/ Thomas R. Denison
                                             -----------------------------------
                                             Name: Thomas R. Denison
                                             Title: Managing Director

                                     FIRST RESERVE GP VIII, L.P.

                                     By: First Reserve Corporation,
                                          its General Partner

                                         By: /s/ Thomas R. Denison
                                             -----------------------------------
                                             Name: Thomas R. Denison
                                             Title: Managing Director

                                     FIRST RESERVE GP IX, L.P.

                                     By: First Reserve GP IX, Inc.,
                                          its General Partner

                                         By: /s/ Thomas R. Denison
                                             -----------------------------------
                                             Name: Thomas R. Denison
                                             Title: Managing Director

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                                     FIRST RESERVE CORPORATION

                                     By: /s/ Thomas R. Denison
                                         ---------------------------------------
                                         Name: Thomas R. Denison
                                         Title: Managing Director

                                     FIRST RESERVE GP IX, INC.

                                     By: /s/ Thomas R. Denison
                                         ---------------------------------------
                                         Name: Thomas R. Denison
                                         Title: Managing Director